SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [_] Confidential, For Use
                                               of the Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               EMAGIN CORPORATION

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                               eMagin Corporation




                                      2004
                            NOTICE OF ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT






                               __________________

                             Tuesday, June 15, 2004
                                  at 11:00 a.m.
                               __________________

                             American Stock Exchange
                                86 Trinity Place
                                  New York, NY

                               EMAGIN CORPORATION
                                  2070 ROUTE 52
                           HOPEWELL JUNCTION, NY 12533




                                                                    May 20, 2004


Dear Stockholder:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the "Meeting") of eMagin Corporation, which will be held at the American Stock Exchange, 86 Trinity Place, New York, New York on Tuesday, June 15, 2004, at 11:00 am local time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone, or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

     I highly encourage you to receive future eMagin annual reports and proxy statement materials electronically and help us save costs in producing and distributing these materials. If you wish to receive our annual report and proxy statement electronically next year, please follow the instructions on the enclosed proxy card.

     Beginning at 10:00 am, prior to commencement of the meeting, we will provide interactive demonstrations of some of our exciting microdisplay products as well as several products being commercialized by our customers. If you would like to participate in this event, please arrive by 10:30 am to allow time for viewing the exhibit. Following the meeting, the American Stock Exchange will provide a brief tour of their facilities.

     I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.


                                          Sincerely,


                                          /s/ GARY W. JONES
                                          ----------------
                                          Gary W. Jones
                                          Chairman of the Board of Directors,
                                          President, and Chief Executive Officer

                               EMAGIN CORPORATION

                    NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                           TO BE HELD ON JUNE 15, 2004

To our Stockholders:

     The 2004 Annual Meetings of Stockholders (the "Annual Meeting") of eMagin Corporation ("eMagin" or the "Company") will be held at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Tuesday, June 15, 2004, beginning at 11:00 a.m. local time, to consider the following proposals:

     1. To elect 3 directors to the Company's Board of Directors, to hold office for terms of three (3) years and until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);
     2.   To adopt eMagin's 2004  Non-Employee  Compensation  Plan (Proposal No.
          2);
     3. To ratify the appointment of Eisner LLP as the Company's independent auditors for the year ending December 31, 2004 (Proposal No. 3); and
     4. To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

     These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about May 20, 2004, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of eMagin common stock (AMEX: EMA) on May 10, 2004, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

     Admission to the Annual Meeting will be by ticket only. If you are a registered stockholder planning to attend the meeting, please check the appropriate box on the Proxy card and retain the bottom portion of the card as your admission ticket. Registration will begin at 10:00 a.m., and seating will begin at 10:30 a.m. A product exhibit will be available beginning at 10:00 a.m. and concluding at 10:50 a.m. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

     We thank you for your cooperation in returning your proxy as promptly as possible.
                                          By Order of the Board of Directors
                                          /s/ SUSAN K. JONES
                                          -------------------
Dated: May 20, 2004,                      Susan K. Jones
Hopewell Junction, New York               Executive Vice President and Secretary


                                   IMPORTANT

The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Annual Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a website address and voting codes, we urge you to vote on the Internet at www. Proxy.georgeson.com or telephonically toll-free at 1-877-816-0869 to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

                                TABLE OF CONTENTS

                                                                                                            Page
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING...............................................................1
   What is the purpose of the Annual Meeting?.................................................................1
   Who is entitled to vote at the meeting?....................................................................1
   Who can attend the meeting?................................................................................1
   Why is the Company soliciting proxies?.....................................................................2
   What constitutes a quorum?.................................................................................2
   How do I vote?.............................................................................................2
   Can I vote by telephone or electronically?.................................................................2
   Can I change my vote after I return my Proxy card?.........................................................2
   What are the Board's recommendations?......................................................................3
   What vote is required to approve each item?................................................................3

INFORMATION ABOUT STOCK OWNERSHIP.............................................................................4
   How much stock is owned by 5% stockholders, directors, and executive officers?.............................4

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD..........................................6
   How often did the Board meet during fiscal 2000?...........................................................6
   What committees has the Board established?.................................................................6
   Nomination of Directors....................................................................................8
   How are directors compensated?.............................................................................8
   Code of Business Conduct and Ethics........................................................................8
   Section 16(a) Beneficial Ownership Reporting Compliance....................................................8

INFORMATION ABOUT THE EXECUTIVE OFFICERS......................................................................9
   Executive Compensation.....................................................................................9
   What is the Company's philosophy of executive officer compensation?........................................9
   Report of the Compensation Committee of the Board of Directors.............................................9
   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value..........................12
   Employment Agreements.....................................................................................12
   Report of the Audit Committee of the Board of Directors...................................................13
   Certain Relationships and Related Transactions............................................................14

DISCUSSION OF PROPOSAL ITEMS RECOMMENDED BY THE BOARD........................................................16

   ITEM 1--ELECTION OF CLASS C DIRECTORS.....................................................................16

   ITEM 2--THE ADOPTION OF THE 2004 Non-Employee Compensation Plan ..........................................19

   ITEM 3--RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS...........................................22

OTHER MATTERS................................................................................................23

ADDITIONAL INFORMATION.......................................................................................23

     IMPORTANT: Please SIGN, DATE, and RETURN the enclosed Proxy or submit your Proxy by telephone or the Internet immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                               eMagin Corporation
                                  2070 Route 52
                           Hopewell Junction, NY 12533
                                 (845) 838-7900
                             ______________________

                                 PROXY STATEMENT
                             _______________________


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of eMagin Corporation ("eMagin" or the "Company") to be voted at the Annual Meeting of stockholders which will be held in the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Tuesday, June 15, 2004 beginning at 11:00 a.m., and at any postponements or adjournments thereof on.

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

     At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors, adopting the eMagin 2004 Non-Employee Compensation Plan, and ratification of the appointment of the Company's independent auditors. In addition, management will report on the performance of the Company during fiscal year 2003 and respond to questions from stockholders.

Who is entitled to vote at the meeting?

     Stockholders of record at the close of business on May 10, 2004, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company had outstanding and entitled to vote 63,349,980 shares of common stock. The common stock is the only class of stock of eMagin that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of eMagin common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Who can attend the meeting?

Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and product demonstrations will begin at 10 a.m., and seating will begin at 10:30 a.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     You will need an admission ticket to enter the meeting. For registered stockholders, the bottom portion of the Proxy card enclosed with the Proxy
Statement is their Annual Meeting admission ticket. Beneficial owners with shares held in "street name" (that is, through an intermediary, such as a bank or broker), should request tickets in writing from Investor Relations, eMagin Corporation, 2070 Route 52, Hopewell Junction, NY 12533 (or by facsimile to 845-838-7901) and include proof of ownership, such as a copy of a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding their stock, confirming beneficial ownership. Please note that if you hold your shares in "street name" you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

Why is the Company soliciting proxies?

     Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors of eMagin (the "Board" or the "Board of Directors") solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the Proxy is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy card.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, 63,349,980 shares of eMagin common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 31,674,991 votes will be required to establish a quorum.

How do I vote?

     eMagin is offering you four methods of voting.

     o You may indicate your vote on the enclosed proxy card, sign and date the card, and return the card in the enclosed prepaid envelope.

     o You may vote by telephone by calling the toll free number that appears on the enclosed proxy card and following the instructions given.

     o You may vote via the Internet by following the instructions provided on the enclosed proxy card.

     o    You may attend the meeting and vote in person.

     All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed Proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Can I vote by telephone or electronically?

     If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your Proxy card. If your shares are held in "street name," please check your Proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

     The deadline for voting by telephone or electronically is 5:00 p.m. (Eastern Standard Time) on June 14, 2004.

Can I change my vote after I return my Proxy card?

     A Proxy may be revoked by giving the Secretary of eMagin written notice of revocation at any time before the voting of the shares represented by the Proxy. A stockholder who attends the meeting may revoke a Proxy at the meeting. Attendance at the meeting will not, by itself, revoke a Proxy.

     Abstentions and broker non-votes. While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

What are the Board's recommendations?

     Unless you give other instructions on your Proxy card, the persons named as proxy holders on the Proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

     o    for  election of the  nominated  slate of Class C directors  (see page
          16);

     o for adoption of the eMagin 2004 Non-Employee Compensation Plan (see page 19); and

     o for ratification of the appointment of Eisner LLP as the Company's independent auditors for year 2004 (see page 22)

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed Proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

     Adopting the 2004 Non-Employee Compensation Plan and ratification of the appointment of Eisner LLP as the Company's independent auditors for year 2004, will each require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

                        INFORMATION ABOUT STOCK OWNERSHIP

How much stock is owned by 5% stockholders, directors, and executive officers?

     The following table sets forth the number of shares known to be owned by all persons who own at least 5% of eMagin's outstanding common stock, the Company's directors, the executive officers named in the summary "Annual Compensation" table on page 9, and the directors and executive officers as a group as of April 20, 2004, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                                             Common Stock             Percentage of
Name of Beneficial Owner                                                   Beneficially Owned         Common Stock**
------------------------                                                   ------------------         --------------
Stillwater LLC (1)...................................................          13,991,367                   20.0%
Gary W. Jones  (2)...................................................           8,579,613                   12.9%
Susan K Jones  (2)...................................................           8,579,613                   12.9%
George Haywood (3)...................................................           7,169,952                   10.9%
Ginola Limited (4)...................................................           6,110,074                    9.3%
Rainbow Gate (5).....................................................           1,340,526                    2.1%
Dr. K.C. Park (6)....................................................           1,242,547                    1.9%
Jack Rivkin (7)......................................................           1,049,940                    1.6%
Paul Cronson (8).....................................................             493,611                       *
Claude Charles (9)...................................................             278,333                       *
Jack Goldman (10)....................................................              56,667                       *
Adm. Thomas Paulsen (11).............................................              52,500                       *
Dr. Jill Wittels (12)................................................              52,500                       *
All executive officers and directors Officers as a
group (consisting of 9 individuals) (13) ............................          11,805,711                   18.0%
----------------------------------------------------------
* Less than 1% of the outstanding common stock.

** Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of May 10, 2004 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 63,349,980 shares of common stock outstanding on May 10, 2004, and the shares issuable upon the exercise of options and warrants exercisable on or within 60 days of May 10, 2004, as described below.

(1) This figure represents:

     (i) 7,472,999 shares owned by Stillwater LLC, which includes 1,051,216 shares owned by Rainbow Gate Corporation, in which the sole member of Stillwater LLC is the investment manager of Rainbow Gate Corporation;

     (ii) warrants held by Stillwater LLC to purchase 6,518,368 shares, which includes:

          (a) a warrant to purchase 300,000 shares that may not be exercised by Stillwater LLC so long as Stillwater LLC is the beneficial owner, directly or indirectly, of more than ten percent (10%) of the common stock of eMagin for purposes of Section 16 of the Securities Exchange Act of 1934, and

          (b) a warrant to purchase 289,310 shares held by Rainbow Gate Corporation, in which the sole member of Stillwater LLC is the investment manager of Rainbow Gate Corporation; and

(2) This figure represents shares owned by Gary Jones and Susan Jones who are married to each other, including (i) 1,460,604 shares of common stock issuable upon exercise of stock options held by Gary Jones and (ii) 1,676,949 shares of common stock issuable upon exercise of stock options held by Susan Jones. Does not include (i) 3,200,000 shares underlying options owned by Gary Jones which are not exercisable within 60 days of May 7, 2004; and (ii)1,650,000 shares underlying options owned by Susan Jones which are not exercisable within 60 days of May 10, 2004.

(3) This figure includes 2,586,664 common shares underlying warrants.

(4) This figure represents:

     (i) 3,770,860 shares owned by Ginola Limited, which include 1,051,216 shares held indirectly by Rainbow Gate Corporation, 119,116 shares owned by Ogier Trustee Limited and 396,223 shares owned by Crestflower Corporation. Ginola Limited disclaims beneficial ownership of the shares owned by Crestflower Corporation and Ogier Trustee Limited; and

     (ii) warrants held by Ginola Limited to purchase 2,339,214 common shares, which includes a warrant to purchase 289,310 shares held by Rainbow Gate Corporation, in which the sole shareholder of Ginola Limited is also the sole shareholder of Rainbow Gate Corporation.

(5) This figure includes 289,310 shares underlying warrants.

(6) This figure represents shares owned by Dr. K.C. Park. This figure includes 1,027,318 common stock shares issuable upon exercise of stock options, and does not include 700,000 shares underlying options owned by Dr. K. C. Park which are not exercisable within 60 days of May 10, 2004.

(7) This figure represents 496,616 shares owned by Mr. Rifkin, warrants held by Mr. Rivkin to purchase 225,824 shares of common stock, and 327,500 common stock shares issuable upon exercise of stock options. This figure does not include 7,500 shares of common stock underlying options not currently exercisable and are not exercisable within 60 days of May 10, 2004.

(8) This figure represents 149,375 shares owned by Mr. Crimson, 275,486, shares underlying warrants, and 68,750 shares underlying options held directly and indirectly by Paul Cronson. This includes (i) 133,929 common stock shares and 102,670 shares underlying warrants held indirectly by a family member of Paul Cronson; and (ii) 43,651 shares underlying warrants held indirectly by Larkspur Corporation of which he is the Managing Director. This figure does not include 6,250shares of common stock issuable upon exercise of stock that are not presently exercisable and are not exercisable within 60 days of May 10, 2004.

(9) This figure represents shares underlying options. This figure does not include 6,667 shares of common stock issuable upon exercise of stock that are not presently exercisable and are not exercisable within 60 days of May 10, 2004.

(10) This figure represents shares underlying options. This figure does not include 18,833 shares of common stock issuable upon exercise of stock that are not presently exercisable and are not exercisable within 60 days of May 10, 2004.

(11) This figure represents shares underlying options. This figure does not include 12,500 shares of common stock issuable upon exercise of stock that are not presently exercisable and are not exercisable within 60 days of May 10, 2004.

(12) This figure represents shares underlying options. This figure does not include 12,500 shares of common stock issuable upon exercise of stock that are not presently exercisable and are not exercisable within 60 days of May 10, 2004.

(13) This figure includes (i) warrants to purchase 501,310 shares of common stock, and (ii) 5,001,121 shares of common stock issuable upon exercise of stock options.

      INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director. Biographical information about our directors is provided in "Item 1
- Proposal for the Election of Class C Directors" on page 16.

How often did the Board meet during 2003?

     During 2003, the Board of Directors held 6 meetings. Each director attended more than 75% of the total number of meetings of the Board and committees on which he or she served. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

     The Board of Directors has standing Audit, Compensation, and Governance and Nominating Committees. Information concerning the membership and function of each committee is as follows:

                                                         Audit              Compensation         Governance and
Name                                                   Committee             Committee        Nominating Committee
---------------------------------------                ---------            ------------      ---------------------
Gary W. Jones
Claude Charles                                             *
Paul Cronson                                               *
Jacob Goldman                                                                    *                     **
Rear Admiral Thomas Paulsen, USN (Ret.)                                                                 *
Jack Rivkin                                               **                     **
Dr. Jill Wittels                                                                                        *

* Member of Committee
** Chairman of Committee

Audit Committee. The Audit Committee is responsible for determining the adequacy of the Company's internal accounting and financial controls, reviewing the results of the audit of the Company performed by the independent auditors, and recommending the selection of independent auditors. The functions of the Audit Committee and its activities during 2003 are described in more detail under the heading "Report of the Audit Committee." During the year, the Board examined the composition of the Audit Committee in light of the adoption by The American Stock Exchange, Inc. (the "Amex") of new rules governing audit committees. Based upon this examination, Board has determined that, with the exception of Mr. Cronson, each of the members of the Audit Committee is unrelated, an outside member with no other affiliation with the Company and is independent as defined by the American Stock Exchange. The Board has determined that Mr. Rivkin is an "audit committee financial expert" as defined by the Securities and Exchange Commission. During 2003, the Audit Committee held 4 meetings.

Compensation Committee. The Compensation Committee determines matters pertaining to the compensation of certain executive officers of the Company and administers the Company's stock option, incentive compensation, and employee stock purchase plans. During 2003, the Compensation Committee held 1 meeting.

Governance and Nominating Committee. The Board of Directors has established a Governance and Nominating Committee for purposes of nominating directors and for all other purposes outlined in the Governance and Nominating Committee Charter, including nominees submitted to the Board of Directors by shareholders. The Governance and Nominating Committee is composed of Messrs. Goldman and Paulsen, and Ms. Wittels. The Board has determined that each of the members of the Governance and Nominating Committee is unrelated, an outside member with no other affiliation with the Company and independent as defined by the American Stock Exchange.

     Nomination of Directors

     As provided in its charter and the Company's corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate's credentials.

     Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

     o    high personal and professional ethics and integrity;

     o    the ability to exercise sound judgment;

     o    the ability to make independent analytical inquiries;

     o a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

     o    the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

     o    whether  the  person  possesses   specific   industry   expertise  and
          familiarity with general issues affecting our business;

     o whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission (the "SEC") in Item 401 of Regulation S-K;

     o whether the person would qualify as an "independent" director under the listing standards of the American Stock Exchange;

     o the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

     o the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

     The Governance and Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below.

     In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

     o The recommendation must be made in writing to the Corporate Secretary, eMagin Corporation, 2070 Route 52, Hopewell Junction, New York 12533.

     o    The  recommendation  must  include  the  candidate's  name,  home  and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company's common stock.

     o The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

     o A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the American Stock Exchange and the Securities and Exchange Commission ("SEC"), as in effect at that time.

     All  candidates   submitted  by  stockholders  will  be  evaluated  by  the
Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

     Non-management directors receive options under the 2003 Stock Option Plan (the "2003 Plan"). Under the 2003 Plan, a grant of options to purchase 60,000 shares of common stock will automatically be granted on the date a director is first elected or otherwise validly appointed to the Board with an exercise price per share equal to 100% of the closing price of day prior to election or appointment. Such options granted will expire ten years after the date of grant and will become exercisable in four equal installments commencing on the date of grant and annually thereafter. In addition to the shares of common stock automatically granted upon joining the Board, Directors thereafter receive an annual grant of options to purchase 10,000 shares of common stock at the average closing price of the prior five trading days before the annual shareholder meeting, which options will vest on December 31 in the year granted. Directors receive an additional 5,000 options upon re-election. Directors are also granted options based on committee assignments consisting of options to purchase 5,000 shares per year for members of the Compensation Committee, 10,000 options for the Governance committee during 2004 and 2005, and 15,000 options for the Audit Committee. 2,500 additional options are granted to committee chairs. In addition, each non-management director is reimbursed for ordinary expenses incurred in connection with attendance at such meetings.

Code of Business Conduct and Ethics

     We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics can be found on our website at http://www.emagin.com/investrel.htm

Section 16(a) Beneficial Ownership Reporting Compliance

     Based on the Company's review of copies of all disclosure reports filed by directors and executive officers of the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the following directors and executive officers of the Company failed to timely file reports during 2002: Mr. Gary Jones failed to timely file two times, Ms. Susan Jones failed to timely file two times, Dr. K.C. Park failed to timely file six times, Mr. Jack Rifkin failed to timely file five times, Mr. Paul Crimson failed to timely file two times, Mr. Claude Charles failed to timely file three times, Dr. Jack Goldman failed to timely file once, Adm. Thomas Paulsen failed to timely file twice, and Dr. Jill Wattles failed to timely file twice. All of such filings have been subsequently made. The Company notes that none of such filings related to the purchase or sale of securities, except for sales of shares by Dr. K.C. Park, and for the sales of shares by a spouse that had previously been reported by the other spouse. Further, except as stated above, all of such filings related to
(i) a person joining the board of directors, (ii) the grant or exercise of options, or (iii) the purchase of convertible debt securities and warrants.

                    INFORMATION ABOUT THE EXECUTIVE OFFICERS

     The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified.


The current executive officers of the Company are as follows:

Name                      Age      Position
-----------               ---      -----------------------------------
Gary Jones                48       President,  Acting Chief Financial Officer,
                                   Chief Executive Officer, and Chairman
                                   of the Board of Directors

Dr. K.C. Park             66       President, Virtual Vision, Inc.,
                                   a wholly-owned subsidiary of the Company

Susan K. Jones            52       Executive Vice President,
                                   Chief Strategy and Marketing Officer,
                                   and Secretary

                             Executive Compensation

What is the Company's philosophy of executive officer compensation?

     The Compensation Committee of the Board of Directors has furnished the following report concerning the philosophy underlying the Company's compensation of executive officers.

Report of the Compensation Committee of the Board of Directors

     The Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Company's executive compensation program is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to align the interests of executive management with those of the stockholders, and to provide incentives and reward both short and long term performance based on the success of the Company in meeting its development milestones and business objectives. The Compensation Committee places a particular emphasis on variable, performance based components, such as the bonus potential and stock option awards, the value of which could increase or decrease to reflect changes in corporate and individual performances.

     Components of Compensation. Each executive officer's compensation package is generally comprised of the following elements: (1) A base salary which is established at levels considered appropriate for the duties and scope of responsibilities of each officer's position; (2) A performance-based annual bonus; (3) Periodic grants of stock options to strengthen the mutuality of interests between the executive officers and the Company's stockholders. Annual or quarterly cash bonuses related to the performance of the Company may be made to executive officers in the sales and marketing functions, and other executive officers in certain other circumstances, for such executive officer's functional area. Executive officers are also eligible to participate in compensation and employee benefits generally available to all employees of the Company, such as health insurance and participation in the eMagin Employee Savings and Protection Plan ("401(k) Plan").

     The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is ``at risk,'' namely, the annual bonus and stock options.

     The variable annual bonus is also based, in significant part, on Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's stockholders.

     Base Salary. Base salaries for executive officers are set at levels believed by the Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company, the salary levels in effect for comparable positions in similarly situated companies within relevant industries, and internal comparability considerations. Base salaries for the Company's executive officers other than the Chief Executive Officer, as well as changes in such salaries, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer's service. All such recommendations are subject to approval or disapproval by the Compensation Committee. Other than provisions provided for in Employment Agreements, changes in base salaries of executives are based on an evaluation of the personal performance of the executive, prevailing market practices, and the performance of the Company as a whole. In determining base salaries, the Compensation Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

     Cash-Based Incentive Bonus. The Compensation Committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short term performance objectives and contributions by the executive officers that enable the Company to meet its long term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short term corporate goals that also further the long term objectives of the Company, and places a significant portion of each executive officer's annual compensation at risk.

     Stock   Options.   The   Compensation   Committee   believes   that  equity
participation is a key component of the Company's executive compensation program. Stock options are awarded by the Compensation Committee to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders. Stock options provide an effective incentive for management to create stockholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

     Variable Bonus. The Compensation Committee may award annual or interim Special Bonuses in the form of cash, stock options, or restricted stock to executive management and employees for achieving certain milestones, progress made in the staff and organizational development of the Company, and advances in the market acceptance and commercialization of the Company's technology.


     Compensation of Chief Executive Officer. Mr. Jones's base salary as of December 31, 2003 was $305,095 of which he received $241,536. In 2003, Mr. Jones was granted 516,260 stock options for deferring compensation through December 31, 2003. In January 2004, Mr. Jones received the balance of deferred pay owed him, through an agreement to apply the net deferred pay to the exercise of outstanding stock options. In October 2002, Mr. Jones was granted 2,000,000 stock options, which was issued in July 2003 after shareholder approval.



                                                   Compensation Committee
                                                     Jack Rivkin, Chairman
                                                     Jacob Goldman

Compensation Committee interlocks and insider participation

     None of the members of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries.

Summary Compensation Table for Named Executive Officers

     The following table provides information about the total compensation for services in all capacities to the Company or its subsidiary for the last three fiscal years of those persons who at December 31, 2003, were (i) the Chief Executive Officer of the Company and (ii) the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers").

                                                                                                   Long-Term
                                                                                                  Compensation
                                                                             Other Annual      Awards (Securities
Name and Position                   Year        Salary        Bonus          Compensation      Underlying Options)
================================= ========== ============== ========== ===== ================= ====================
Gary W. Jones
  President, Chief Executive        2003          305,090       0      (1)          0                 516,260
  Officer, Acting Chief             2002          297,260       0      (1)          0               3,589,827
  Financial Officer, Chairman       2001          259,587       0                   0                 147,183

Susan K. Jones
  Executive Vice President,         2003          245,933       0      (2)          0                 403,825
  Chief Marketing and               2002          239,621       0      (2)          0               2,293,368
  Strategy Officer, Secretary       2001          209,254       0                   0                       -

Dr. K.C. Park
  President, Virtual Vision         2003          168,000       0      (3)          0                 231,697
                                    2002          175,000       0      (3)          0                 938,310
                                    2001          171,877       0                   0                  60,563

(1) In 2002 Mr. Jones had a total salary of $297,260 of which he deferred $166,522 and received payment for his salary in the amount of $130,738. In 2003 he received payment of $335,400 which consisted of his salary of $305,090 and a partial payment of deferred 2002 salary in the amount of $30,310. Mr. Jones was granted 512,260 option shares for continuing to defer the balance of his pay. In October, 2002, Mr. Jones was awarded 2,000,000 option shares which were issued in July of 2003 after shareholder approval. These shares are included in the 2002 total.

(2) In 2002 Ms. Jones had a total salary of $239,621 of which she deferred $127,740 and received payment for her salary in the amount of $111,881. In 2003 she received payment $268,125 which consisted of her salary of $245,933 and a partial payment of deferred 2002 salary in the amount of $22,192. Ms. Jones was granted 403,825 option shares for continuing to defer the balance of her pay. In October, 2002, Ms. Jones was awarded 1,000,000 option shares which were issued in July of 2003 after shareholder approval. These shares are included in the 2002 total.

(3) In 2002 Dr. Park had a total salary of $175,000 of which he deferred $72,735 and received payment for his salary in the amount of $102,265. In 2003 he received payment $175,128.54 which consisted of his salary of $168,000 and a partial payment of deferred 2002 salary in the amount of $7,129. Dr. Park was granted 231,697 option shares for continuing to defer the balance of his pay. In October, 2002, Dr. Park was awarded 500,000 option shares which were issued in July of 2003 after shareholder approval. These shares are included in the 2002 total.

Options/SARs Grants During Last Fiscal Year

     The following table provides information related to options granted to our named executive officers during the fiscal year ended December 31, 2003.

                                        Number of           % of Total
                                       Securities             Options            Exercise
                                       Underlying           Granted in            Price
               Name                  Options Granted        Fiscal 2003          ($/Share)      Expiration Date
    ---------------------------     ------------------    ----------------    ---------------   -----------------
      Gary W. Jones (1)                    234,664               10%                $0.67              4/25/13
      Gary W. Jones (2)                    140,498                6%                $1.00              8/30/13
      Gary W. Jones (3)                    140,798                6%                $1.25             12/31/13
      Susan K Jones (1)                    183,557                8%                $0.67              4/25/13
      Susan K Jones (2)                    110,134                5%                $1.00              8/30/13
      Susan K Jones (3)                    110,134                5%                $1.25             12/31/13
      Dr. K.C. Park (1)                    105,317                4%                $0.67              4/25/13
      Dr. K.C. Park (2)                     63,190                3%                $1.00              8/30/13
      Dr. K.C. Park (3)                     63,190                3%                $1.25             12/31/13

     (1) Options issued to compensate employees for deferred salary. These options vested immediately and were granted at Fair Market Value.
     (2) Options issued to compensate employees for deferred salary. These options vested in August and were granted at 32% above Market.
     (3) Options issued to compensate employees for deferred salary. These options vested in December and were granted at 87% above Market.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

     The following table provides information regarding the aggregate number of options exercised during the fiscal year ended December 31, 2003 by each of the named executive officers and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2003. The common stock price at December 31, 2003 was $1.38 per share.

                                                # of Securities                         Value of
                                                  Underlying                           Unexercised
                                                  Unexercised                         In-the-money
                       Shares                     Options at                           Options at
                     Acquired on      Value         FY-End                               FY-End
                      Exercise      Realized      Exercisable      Unexercisable       Exercisable     Unexercisable
=================== ============== =========== ================== ================= ================== ===============
Gary Jones                    -      $      -     4,253,270                   -     $    3,860,085         $   -

Susan K. Jones                -             -     3,208,745               9,312     $    2,358,624         $   -

Dr. K.C. Park            61,463      $ 19,318     1,242,375               3,535     $    1,095,847         $   -

     Compliance with internal Revenue Code Section 162(m) disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not qualified performance based compensation under the IRS code.

Executive Employment Agreements

     We currently have no Employment Agreements in place with any officers of the company.

Report of the Audit Committee of the Board of Directors

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee:

The Audit Committee's primary responsibilities fall into three broad categories:

     First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about annual financial statements and key accounting and reporting matters;

     Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

     Third, the Committee oversees management's implementation of effective accounting controls.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors, with and without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     With respect to the Company's outside auditors, the Committee, among other things, discussed with Eisner LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     Audit Fees and All Other Fees: The aggregate fees for the audit of eMagin's annual financial statements and the review of Forms 10-Q for the 2003 fiscal year were $70,000. Aggregate fees billed for all other services rendered by Eisner LLP for the 2003 fiscal year were $0. Aggregate fees billed for all other services rendered by Grant Thornton for the 2003 fiscal year were $135,335. The Audit Committee has considered whether the provision for services covered by fees other than audit fees is compatible with maintaining the principal auditor's independence.

Recommendations of the Audit Committee

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal years ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to stockholder ratification, the selection of Eisner LLP as the Company's independent auditors for 2004, and the Board concurred in its recommendation.


                                                       Audit Committee
                                                          Jack Rivkin, Chairman
                                                          Claude Charles
                                                          Paul Cronson

Certain Relationships and Related Transactions

     On February 27, 2002, eMagin Corporation and a group of several accredited institutional and individual investors entered into a Securities Purchase
Agreement providing for the issuance and sale to the investors of (i) an aggregate of approximately 3.6 million shares of our common stock, and (ii) warrants exercisable for a period of three (3) years from the Closing Date for an aggregate of approximately 1.4 million shares of our common stock (subject to certain customary anti-dilution adjustments). Rainbow Gate Corporation, a corporation in which the sole member of Stillwater LLC is the investment manager, invested $500,000 in the Company under the agreement and received pursuant to such investment (i) 723,275 shares of our common stock, and (ii) warrants exercisable for 289,310 shares of our common stock. Stillwater is currently a beneficial owner of more than five percent of the outstanding shares of our common stock.

     On June 20, 2002, the Company entered into a $0.2 million Secured Note Purchase Agreement with Mortimer D.A. Sackler, an individual investor (the "Bridge Note"). The secured note accrued interest at 11% per annum and was due to mature on November 1, 2005 as a result of a financing we completed in April 2003. The Company also granted warrants, exercisable for a period of five years, to purchase 300,000 shares of common stock with an exercise price of $0.4257 per share to the investor; provided, however, this warrant may not be exercised by the investor so long as the investor is the beneficial owner, directly or indirectly, of more than ten percent (10%) of the common stock of eMagin for purposes of Section 16 of the Securities Exchange Act 1934. The fair value of the warrants issued to this Investor, which approximated $84,000, has been recorded as original issue discount, resulting in a reduction in the carrying value of this debt. The original issue discount was amortized into interest expense over the period of the debt. Pursuant to the April 2003 financing described below, the investor agreed, to (a) amend the secured note issued to them, (b) terminate the security agreement dated June 20, 2002 that was entered into in connection with the purchase of the original secured notes and allow the new investors to enter into a new security agreement with him on a pari passu basis in order for eMagin to continue its operations as a developer of virtual imaging technology, and (c) simultaneously participate in the new financing. The amendments to the note included (i) amending the note issued on June 20, 2002 so as to provide that the note shall be convertible and will have the same conversion price as the notes issued pursuant to the April 2003 secured note purchase agreement, (ii) extending the maturity dates of the note from June 30, 2003 to November 1, 2005, and (iii) revising and clarifying certain of the other terms and conditions of the note, including provisions relating to interest payments, conversions, default and assignment of the note.

     On April 25, 2003, eMagin Corporation and a group of several accredited institutional and individual investors (collectively, the "Investors") entered into a Global Restructuring and Secured Note Purchase Agreement (the "Secured Note Purchase Agreement") dated as of April 25, 2003 (the "Closing Date") whereby Investors agreed to lend eMagin $6,000,000 in exchange for (i) the issuance of $6,000,000 principal amount of 9.00% Secured Convertible Promissory Notes due on November 1, 2005 (the "Secured Notes") and (ii) Warrants (the "Warrants") to purchase an aggregate of 7,749,921 shares of common stock of eMagin (subject to certain customary anti-dilution adjustments), which Warrants are exercisable for a period of three (3) years. Mr. Rivkin, who at the time of the transaction was a member of our Board of Directors, participated as an investor in the transaction and invested $125,000 in the Company. In return for such investment, Mr. Rivkin received (i) a Secured Convertible Promissory Note in an aggregate principal amount of $125,000, and (ii) warrants exercisable for 161,456 of our common shares. In addition, Stillwater LLC, an entity controlled by Mr. Mortimer D.A. Sackler, agreed to invest an aggregate of $2,600,000 under the transaction and received (i) Secured Convertible Promissory Notes in an aggregate principal amount of $2,600,000, and (ii) warrants exercisable for 3,358,300 of our common shares. As part of the transactions, Messrs. Sackler and Rivkin, who were the holders of an aggregate of $1,325,000 principal amount of secured notes that were purchased pursuant to a secured note purchase agreement entered into as of November 27, 2001 (collectively, the "Original Secured Notes"), and Mr. Sackler, who additionally was the holder of a $200,000 principal Bridge Note, agreed to (a) amend their respective Original Secured Notes and Bridge Note issued to them, (b) terminate the Security Agreement dated November 20, 2001 that was entered into in connection with the purchase of the Original Secured Notes and the Security Agreements dated June 20, 2002 that were entered into in connection with the purchase of the Bridge Note and allow the new investors to enter into a New Security Agreement (as defined below) with them on a pari passu basis in order for the Company to continue its operations as a developer of virtual imaging technology.

The amendments to the Original Secured Notes and Bridge Note included (i) amending the Bridge Note so as to provide that the Bridge Note shall be convertible and will have the same conversion price as the Notes issued pursuant to the Secured Note Purchase Agreement, (ii) extending the maturity dates of the Original Secured Notes and Bridge Note from June 30, 2003 to November 1, 2005, and (iii) revising and clarifying certain of the other terms and conditions of the Original Secured Notes and Bridge Note, including provisions relating to interest payments, conversions, default and assignments of the Original Secured Notes and Bridge Note. On April 25, 2003, Mr. Sackler transferred all of his holdings in the Company to Stillwater LLC, a limited liability company in which Mr. Sackler is the sole member.

     In February 2004, the Company and all of the holders of the Secured Convertible Notes (the "Notes"), which were due in November 2005, entered into an agreement whereby the holders agreed to an early conversion of 100% of the principal amount of the Notes aggregating $7.825 million, together with all of the accrued interest of approximately $742,000 on the Notes, into 11,394,621 shares of common stock of eMagin. The listing of the shares issuable pursuant to such agreement was approved by the American Stock Exchange.

     In consideration of the Noteholders agreeing to the early conversion of the Notes, eMagin has agreed to issue the Noteholders warrants to purchase an aggregate of 2.5 million shares of common stock (the "warrants"), which warrants are exercisable at a price of $2.76 per share. 1.5 million of the warrants are exercisable until the later of (i) twelve (12) months from the date upon which a registration statement covering the shares issuable upon exercise of the Warrants is declared effective by the Securities and Exchange Commission, or
(ii) December 31, 2005. The remaining 1.0 million of the warrants are exercisable until four (4) years from the date upon which the registration statement covering such shares is declared effective by the Securities and Exchange Commission. Stillwater LLC, a limited liability company and a beneficial owner of more than five percent of the outstanding shares of eMagin's common stock, held an aggregate of $4 million of the notes converted. Ginola Limited, a beneficial owner of more than five percent of the outstanding shares of eMagin's common stock, held an aggregate of $1.3 million of the notes converted.

     In connection with the above conversion, eMagin also entered into a Registration Rights Agreement with the holders of the Notes providing the holders with certain registration rights under the Securities Act of 1933, as amended, with respect to the common stock issuable upon exercise of the warrants.

     eMagin is party to a financial advisory and investment banking agreement with Larkspur Capital Corporation. Paul Cronson, a director of eMagin, is a founder and shareholder of Larkspur Capital Corporation. Larkspur Capital Corporation received as compensation for financial advisory and investment banking services in connection with the January 2004 private placement a cash fee of 6 3/4% of the funds raised for a fee of $283,503 and warrants to purchase eMagin shares of common stock equal to 2.5% of the cash netted to eMagin for a total of 43,651 common stock purchase warrants exercisable at $2.41 per share.

                       ACTIONS TO BE TAKEN AT THE MEETING

                                     ITEM 1
                          ELECTION OF CLASS C DIRECTORS

     At the 2001 Annual Meeting of Stockholders held on July 16, 2001, the stockholders approved the establishment of a classified board of directors, divided into three classes having staggered terms of three years each. Under the classified board provision, the board of directors was divided into three classes, designated Class A, Class B and Class C. Any director in Class A will hold office until the 2005 annual meeting of stockholders; any director in Class B will hold office until the 2006 annual meeting of stockholders; and any director in Class C will hold office until the 2007 annual meeting of stockholders; and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their respective three-year terms.

     At the Annual Meeting, the stockholders will elect three Class C directors to serve until the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

     Assuming a quorum is present, the three nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing three years. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

     Listed below are the nominees for Class C directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees' business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Class C Nominees

Name                                Age             Class          Position
-------------------------          -----            -----         -----------
Claude Charles                      66                C             Director

Dr. Jacob (Jack) Goldman            81                C             Director

Dr. Jill Wittels                    54                C             Director


Claude Charles                                               Director since 2000

Mr. Charles has served as a director since 2000. Mr. Charles is President of a private international consulting company. From 1996 to 1998 Mr. Charles was Chairman of Equinox Group Holdings in Singapore. Mr. Charles has also served as a director and in senior executive positions at SG Warburg and Co. Ltd., Peregrine Investment Holdings, Trident International Finance Ltd., and Dow Banking Corporation. Mr. Charles holds a B.S. in economics from the Wharton School at the University of Pennsylvania and a M.S. in international finance from Columbia University.

Dr. Jack Goldman                                             Director since 2003

Dr. Goldman joined our board of directors in February of 2003. Dr. Goldman is the retired senior vice-president for R&D and chief technical officer of the Xerox Corporation. While at Xerox, he founded and directed the celebrated Xerox PARC laboratory. Prior to joining Xerox, Dr. Goldman was Director of Ford Motor Company's Scientific Research Laboratory. He also served as Visiting Edwin Webster Professor at MIT. Dr. Goldman presently serves on the Boards of Directors of Umbanet Inc., Medis Technologies Inc., and Bank Leumi USA. He has served on the Boards of Xerox, General Instrument Corp., United Brands,
Intermagnetics General, and GAF. He has also been active in government and professional advisory roles including service on the US Dept. of Commerce Technical Advisory Board, chairman of Statutory Visiting Committee of The National Bureau of Standards (National Institute of Standards and Technology), vice-president of the American Association for the Advancement of Science and president of the Connecticut Academy of Science and Engineering.


Dr. Jill Wittels                                             Director since 2003

Dr. Jill Wittels has served as a director since July 2003. Since February 2001, Dr. Wittels has been the Corporate Vice President, Business Development for L-3 Communications, a merchant supplier of intelligence, surveillance and reconnaissance systems and products, secure communications systems and products, avionics and ocean products, training devices and services, microwave components and telemetry, instrumentations, space and navigation products. Dr. Wittels has over 25 years of management, engineering and leadership experience. Prior to L-3 Communications, Dr. Wittels worked for 21 years with BAE Systems and its predecessor companies, including Lockheed Martin, Loral and Honeywell. Most recently, she served as vice president and general manager of BAE Systems' Information and Electronic Warfare Systems/Infrared and Imaging Systems division. Dr. Wittels began her career as a systems engineer and has also served as a Congressional Fellow for the American Physical Society, a research associate at Massachusetts Institute of Technology and a senior visiting scientist for the National Academy of Sciences. Dr. Wittels received a Bachelor of Science degree in Physics from MIT in 1970 and received a PhD in Physics from MIT in 1975. She serves on the Board of Overseers for the Department of Energy's Fermi National Accelerator Lab, is a member of the American Physical Society and a member of the American Astronomical Society. Dr. Wittels presently serves on the Boards of Directors of Innovative Micro Technology Inc. and of Millivision Inc.

Information With Respect to Continuing Directors

     Listed below are the continuing Class A and B directors, with information showing the principal occupation or employment of the director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such director's business experience during the past five years. Such information has been furnished to the Company by the directors:


Name                               Age     Class      Position

Gary W. Jones                       46       A        President, Chief Executive
                                                      Officer and Chairman

Jack Rivkin                         59       A        Director

Paul C. Cronson                     46       B        Director

Rear Admiral Thomas Paulsen,
USN (Ret.)                          67       B        Director

Gary W. Jones                                                Director since 1992

Mr. Jones has served as Chairman, Chief Executive Officer, and President of eMagin since 1992 and as Acting Chief Financial Officer since August 2002. Mr. Jones has over 20 years of experience in both public and private companies in the areas of business development, high volume manufacturing, product development, research, and marketing. Prior to founding FED Corporation/eMagin Corporation, Mr. Jones served as Director of the Device Development and Processing division at MCNC Center for Microelectronics from 1985 to 1992. From 1977 to 1985 Mr. Jones managed both semiconductor manufacturing and research and development programs at Texas Instruments. Mr. Jones received a B.S. in electrical engineering and physics from Purdue University. Mr. Jones has served as a member of the Executive Committee of the Board of the United States Display Consortium.

Jack Rivkin                                                  Director since 1996

Mr. Rivkin is Executive Vice President and Chief Investment Officer of Neuberger Berman, LLC. He previously served as Executive Vice President of Citigroup Investments Inc., through which the Travelers Group investments in the Company were managed. He also served as Vice Chairman and a director of Smith Barney, and held positions at Procter and Gamble, Mitchell Hutchins, Paine Webber and Lehman Brothers. Mr. Rivkin holds an engineering degree in metallurgy from the Colorado School of Mines and an MBA from Harvard University.

Paul C. Cronson                                              Director Since 2003

Mr. Cronson is Managing Director of Larkspur Capital Corporation, which he founded in 1992. Larkspur is a broker dealer that is a member of the National Association of Securities Dealers and advises companies seeking private equity or debt. Mr. Cronson's career in finance began in 1979 at Laidlaw, Adams Peck where he worked in asset management and corporate finance. From 1983 to 1985, Mr. Cronson worked with Samuel Montagu Co., Inc. in London, where he marketed eurobond issuers and structured transactions. Subsequently from 1985 to 1987, he was employed by Chase Investment Bank Ltd., where he structured international debt securities and he developed "synthetic asset" products using derivatives. Returning to the U.S., he joined Peter Sharp Co., where he managed a real estate portfolio, structured financings and assisted with capital market investments from until 1992. Mr. Cronson received his BA from Columbia College in 1979, and his MBA from Columbia University School of Business Administration in 1982. He is on the Board of Umbanet, in New York City, a private company specializing in email based distributed applications and secure messaging.

Rear Admiral Thomas Paulsen, USN (Ret.)                      Director Since 2003

Admiral Thomas Paulsen has served as a director since July 2003. Admiral Thomas Paulsen served for over 34 years in the US Navy in Command Control, Communications and Intelligence (C3I), Telecommunications, Network Systems Operations, Computers and Computer Systems Operations until his retirement in 1994 as a Rear Admiral. He then served as Chief Information Officer for Williams Telecommunications. Admiral Paulsen has served as a director Umbanet, Inc. since 2002. Since 2000, Admiral Paulsen has served on the Board of Governors of the Institute of Knowledge Management, George Washington University. Since 1994, he has served as the Chairman of the Advisory Board and President Emeritus of the Center for Advanced Technologies (CAT) and a Managing Partner on the National Knowledge and Intellectual Property Management Taskforce, a not-for-profit company headquartered in Dallas, Texas, and is a member of the Board of Governors for the Japanese American National Museum, Los Angeles, California.


                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE ABOVE NOMINEES.

                                     ITEM 2
               APPROVAL OF THE 2004 NON-EMPLOYEE COMPENSATION PLAN

     At the Annual Meeting, the Company's stockholders are being asked to approve the 2004 Non-Employee Compensation Plan ("2004 Non-Employee Compensation Plan"). The Board has unanimously approved the 2004 Non-Employee Compensation Plan and has directed that it be submitted for the approval of the stockholders at the annual meeting. The 2004 Non-Employee Compensation Plan will become effective on the date of shareholder approval (the "Effective Date").

     The following description of the 2004 Non-Employee Compensation Plan is only a summary of the important provisions of the 2004 Non-Employee Compensation Plan and does not contain all of the terms and conditions of the 2004 Non-Employee Compensation Plan. You can obtain a copy of the full text of the 2004 Non-Employee Compensation Plan, without charge, upon request to our Corporate Secretary.

What Is the Purpose of the 2004 Non-Employee Compensation Plan?

     The purpose of the 2004 Non-Employee Compensation Plan is to help us retain consultants, professionals, and service providers who provide services to the Company in connection with, among other things, the Company's obligations as a publicly-held reporting company. In addition, we expect to benefit from the added interest that the awardees will have in our welfare as a result of their ownership or increased ownership of our Common Stock.

     Over the last two years, we have been able to engage consultants, professionals, and service providers by compensating them through the issuance of shares of our common stock. This afforded us the ability to utilize our cash, at a time when we were seeking out financing and working with our creditors with respect to restructuring outstanding obligations, for the more immediate needs that we had related to the acquisition of the products and inventory needed to further our manufacturing process so as to be able to deliver finished goods to our customers pursuant to outstanding orders. As we continue to have a significant backlog of orders, we believe that, for the foreseeable future, it is in our best interests to be able to continue to engage and compensate such persons through the payment of our shares of common stock. In addition, Section 711 of the AMEX Company Guide, which was amended in October 2003, now requires that such compensation arrangements be approved by the Company's shareholders. For the foregoing reasons, the Board of Directors has unanimously approved the 2004 Non-Employee Compensation Plan, as a separate and distinct plan from the Company's existing 2003 Stock Option Plan, and has directed that such plan be submitted for the approval of the stockholders at the annual meeting.

What  Types of Awards Can be Granted  Under the 2004  Non-Employee  Compensation
Plan?

     Awards authorized under the 2004 Non-Employee Compensation Plan shall consist of shares of our common stock. Such awards may be subject to forfeiture in the event of premature termination of engagement, failure to meet certain performance objectives, or other conditions, as may be determined by the Board of Directors.

     Each award described above is sometimes referred to in this Proxy Statement as an "Award", and all such awards are sometime collectively referred to in this Proxy Statement as "Awards" and individuals receiving Awards are sometimes referred to as "Awardees".

How Will the 2004 Non-Employee Compensation Plan Be Administered?

     The 2004 Non-Employee Compensation Plan will be administered by the Board of Directors (provided however, that the Board may delegate such administration to the Compensation Committee). Subject to the express terms and conditions of the 2004 Non-Employee Compensation Plan, the Board of Directors will have full power to make Awards, to construe or interpret the 2004 Non-Employee Compensation Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the 2004 Non-Employee Compensation Plan, the Board of Directors may also determine which persons shall be granted Awards, the nature of the Awards granted, the number of shares subject to Awards and the time at which Awards shall be made. Such determinations will be final and binding.

How Much Stock Will Be Available Under the 2004 Non-Employee Compensation Plan?

     The only class of stock subject to an Award is Common Stock. The maximum number of shares of Common Stock with respect to which Awards may be granted is 1,000,000 shares; however, this number is subject to adjustment in the event of a recapitalization, reorganization or similar event. The maximum number of shares of Common Stock with respect to which Awards may be granted to any participant in any year under the 2004 Non-Employee Compensation Plan is 500,000 shares.

     Shares shall consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares represented by Awards that are cancelled, forfeited, terminated or expired will again be available for grants and issuance under the 2004 Non-Employee Compensation Plan.

Who Is Eligible to Participate in the 2004 Non-Employee Compensation Plan?

     Persons eligible for Awards under the 2004 Non-Employee Compensation Plan will be limited to consultants, professionals and service providers of the Company and our subsidiaries ("Eligible Persons"). The Board of Directors will select who will receive Awards and the amount and nature of such Awards.

What Happens If the Number of Outstanding Shares Changes Because of a Merger, Consolidation, Recapitalization or Reorganization?

     In the event that our outstanding shares of Common Stock are increased, decreased or changed or converted into other securities by reason of merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in our corporate structure affecting the stock, the number of shares that may be delivered under the 2004 Non-Employee Compensation Plan and the number and/or the purchase price of shares subject to outstanding Awards under the 2004 Non-Employee Compensation Plan may be adjusted at the sole discretion of the Board of Directors to the extent that the Board of Directors determines to be appropriate, provided, however, that the number of shares subject to any Awards will always be a whole number.

When Will the 2004 Non-Employee Compensation Plan Terminate?

     The 2004 Non-Employee Compensation Plan will expire on May 17, 2014, but the Board of Directors may terminate the 2004 Non-Employee Compensation Plan at any time prior to that date and Awards granted prior to such termination may extend beyond such date. Termination of the 2004 Non-Employee Compensation Plan will not alter or impair, without the consent of the Awardee, any of the rights or obligations of any Award made under the 2004 Non-Employee Compensation Plan.

What Changes Can the Board Make to the 2004 Non-Employee Compensation Plan?

     The Board may from time to time alter, amend, suspend or discontinue the 2004 Non-Employee Compensation Plan. However, no such action of the Board may alter the provisions of the 2004 Non-Employee Compensation Plan so as to alter any outstanding Awards to the detriment of the Awardee or participant without such participant's or Awardees consent, and no amendment to the 2004 Non-Employee Compensation Plan may be made without stockholder approval if such amendment would materially increase the benefits to the Awardees or the participants in the 2004 Non-Employee Compensation Plan, materially increase the number of shares issuable under the 2004 Non-Employee Compensation Plan, extend the terms of the 2004 Non-Employee Compensation Plan or the period during which Awards may be granted or exercised or materially modify requirements as to eligibility to participate in the 2004 Non-Employee Compensation Plan.

What Are the  Important  Provisions  of the Plan  With  Respect  to Each Type of
Award?

     Grant. The Board of Directors may, at its discretion, award shares of common stock to a recipient (the "Stock Awards"). The Stock Awards will be issued pursuant to an agreement between the Company and the Awardee. Each recipient of a Stock Award will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares.

     If the recipient of an Award ceases to be a consultant, professional or service provider for any reason, then the Award may be subject to forfeiture, as provided in the particular agreement, unless such forfeiture is waived by the Board of Directors when it, in its discretion, determines that such waiver is in our best interests.

     In the event of a participant's retirement, permanent disability or death, or in cases of special circumstances, the Board of Directors may waive any or all of the remaining restrictions and limitations imposed under the 2004 Non-Employee Compensation Plan with respect to any Awards.

     Restrictions on Transferability. These Shares of stock may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of until such time as any stated restrictions lapse. The Board of Directors, in its absolute discretion, may impose such restrictions on the transferability of the Awards granted in this 2004 Non-Employee Compensation Plan as it deems appropriate. Any such restrictions shall be set forth in the Agreement with respect to such Awards and may be referred to on the certificates evidencing shares issued pursuant to any such Award. Shares of restricted stock will be evidenced by a certificate that bears a restrictive legend.

What are the U.S. Federal Income Tax Consequences of the 2004 Non-Employee Compensation Plan?

     The following discussion is a summary of the U.S. Federal income tax consequences to recipients of Awards and to us with respect to Awards granted under the 2004 Non-Employee Compensation Plan. The 2004 Non-Employee Compensation Plan is not qualified under Section 401(a) of the Code.

     Stock awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeit ability) imposed by the Board of Directors. In general, the receipt of stock with restrictions will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable. Upon the lapse of such restrictions, the Awardee will be required to include as ordinary income the difference between the amounts paid for the stock, if any, and the fair market value of such stock on the date the restrictions lapse and we will be entitled to a corresponding deduction. In addition, any dividends paid with respect to the stock prior to the lapse of the restrictions will be treated as compensation income by the Awardee and will be deductible by us. Awardees receiving Stock Awards may elect to include the value of such stock (less any amounts paid for such stock) as ordinary income at the time the Award is made. Awardees making this election would treat any gain or loss realized on a sale of the stock as capital gain or loss, but would not be entitled to any loss deduction if they forfeited the stock pursuant to the restrictions imposed by the Board of Directors.

     In view of the complexity of the tax aspects of transactions involving the grant and exercise Awards, and because the impact of taxes will vary depending on individual circumstances, each Awardee receiving an Award under the 2004 Non-Employee Compensation Plan should consult their own tax advisor to determine the tax consequences in such Awardee's particular circumstances.

Registration with the Securities and Exchange Commission

     We intend to file a Registration Statement on Form S-8 covering the 2004 Non-Employee Compensation Plan if the 2004 Non-Employee Compensation Plan is approved by the stockholders.

                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

                   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF
                    THE 2004 NON-EMPLOYEE COMPENSATION PLAN.

                                     ITEM 3

                               RATIFICATION OF THE
                       APPOINTMENT OF INDEPENDENT AUDITORS


     Eisner LLP, independent auditors, audited the financial statements of eMagin Corporation for the year 2003. Representatives of Eisner LLP are expected to attend the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions. The Audit Committee and the Board of Directors have selected Eisner LLP as the independent auditors of the Company for the year ending December 31, 2004.

     In connection with the standards for independence of the Company's independent auditors promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Eisner LLP and has determined that such services are compatible with the continued independence of Eisner LLP.

     The appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting. For purposes of determining the number of shares voting, only votes cast "for" or "against" are included. Abstentions and broker non-votes are not included.

Audit Fees

     Eisner LLP billed us $70,000 for services rendered for the audit of our annual consolidated financial statements for the year ended December 31, included in our Form 10KSB.

All Other Fees

     The aggregate fees billed by Eisner LLP for services rendered to the Company, other than services covered in "Audit Fees" for the fiscal year ended December 31, 2003 were $0. Eisner LLP did not perform any services which directly or indirectly related to the operation of, or supervision of the operation of, our information systems or management of our local area network.



                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

OTHER MATTERS

     The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports and Form 10-KSB.

     Additional copies of eMagin's Annual Report and Form 10-KSB for the fiscal years ended December 31, 2003 may be obtained without charge by writing to the Secretary, eMagin Corporation, 2070 Route 52, Hopewell Junction, NY 12533. eMagin's Annual Report and Form 10-KSB can also be found on eMagin's website: www.eMagin.com.

Stockholders Proposals for the 2004 Annual Meeting.

     Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2004 Annual Meeting of Stockholders must submit the same to the Secretary, at the Company's principal executive office at 2070 Route 52, Hopewell Junction, NY 12533, no later than January 15, 2005.

Proxy Solicitation Costs.

     The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We have retained Georgeson Shareholder Communications, Inc. 17 State Street, New York, New York 10004, to aid in the solicitation. For these services, we will pay Georgeson a fee of $11,500 and reimburse it for certain out-of-pocket disbursements and expenses. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.



                                         By Order of the Board of Directors,

                                      /s/SUSAN K. JONES
                                         --------------
                                         Susan K. Jones
                                         Executive Vice President and Secretary

                                  [back cover]



                                     [LOGO]





2070 Route 52 Hopewell Junction, NY 12533 845-838-7900 www.emagin.com

PROXY CARD

                               EMAGIN CORPORATION

              PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 15, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gary Jones, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of eMagin Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on June 15, 2004 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of EMagin Corporation to be held at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Tuesday, June 15, 2004, beginning at 11:00 a.m. local time.

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

------------------------------------- -- ------------------------------------- -- ------------------------------
          TELEPHONE VOTING                         INTERNET VOTING                       VOTING BY MAIL
------------------------------------- -- ------------------------------------- -- ------------------------------
This  method of voting is  available     Visit the  Internet  voting  website     Simply  mark,  sign  and date
for   residents   of  the  U.S.  and     at       http://proxy.georgeson.com.     your  proxy  card and  return
Canada.  On a touch tone  telephone,     Enter   the   COMPANY   NUMBER   and     it   in   the    postage-paid
call  TOLL FREE  1-877-816-0869,  24     CONTROL   NUMBER   shown  below  and     envelope.  If you are  voting
hours  a day,  7 days  a  week.  You     follow  the   instructions  on  your     by     telephone    or    the
will be  asked  to  enter  ONLY  the     screen.  You will  incur  only  your     Internet,  please do not mail
CONTROL  NUMBER  shown  below.  Have     usual  Internet  charges.  Available     your proxy card.
you proxy card  ready,  then  follow     24 hours a day,  7 days a week until
the prerecorded  instructions.  Your     5:00 p.m.  Eastern  time on June 14,
vote will be  confirmed  and cast as     2004.
you  directed.  Available 24 hours a
day,  7 days a week  until 5:00 p.m.
Eastern time on June 14, 2004.
------------------------------------- -- ------------------------------------- -- ------------------------------

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

     CALL **TOLL-FREE** 1-877-816-0869 ON A TOUCH-TONE TELEPHONE - ANYTIME.

                    There is no charge to you for this call.

-------------------------------                   ------------------------------
       COMPANY NUMBER                                    CONTROL NUMBER
-------------------------------                   ------------------------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-3

1.  Election of Directors                                  FOR                              WITHHOLD
    Nominees:
    ---------
Class C
         Claude Charles                                    [_]                                 [_]
         Dr. Jacob (Jack) Goldman                          [_]                                 [_]
         Dr. Jill Wittels                                  [_]                                 [_]

--------------------------------------------------------------------------------
    (Except nominee(s) written above)

                                                                       FOR     AGAINST       ABSTAIN
2.  Proposal to approve eMagin's 2004
    Non-Employee Compensation Plan                                     [_]       [_]           [_]

                                                                       FOR     AGAINST       ABSTAIN
3. Proposal to ratify Eisner LLP as the
     Company's independent auditors for fiscal
     years 2002 and 2003                                               [_]       [_]           [_]

           To sign up for electronic               If you plan to attend the Annual
           voting please mark this box     [_]     Meeting please mark this box                [_]

           If you would like to receive eMagin eMail Alerts about eMagin financial filings as well as company news and other activities please
           mark this box                                                                       [_]

Dated:________________, 2004

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________

eMail Address: (for electronic voting and/or eMail Alerts)   _________________ @
____________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.